UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

6400 N. Belt Line Road

Irving, TX 75063

(469) 586-0080

April 3, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Media Group, Inc. (“Salem,” the “Company,”, “we,”, “us” or “our”). The Annual Meeting is scheduled to be held will be held in a virtual format only on Wednesday, May 17, 2023, at 11:30 a.m. C.D.T at www.virtualshareholdermeeting.com/SALM2023. You will not be able to attend the Annual Meeting physically. To be admitted to the virtual Annual Meeting, stockholders must enter their control number on the virtual meeting website. A stockholder’s control number may be found either on their proxy card or on their notice regarding availability of proxy materials.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

1.

The election of the seven (7) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

4.	To transact any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends that you vote FOR the election of the slate of Director nominees, and FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm, and FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted. Our directors and executive officers expect to participate virtually in the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted. Stockholders may vote and ask questions during the Annual Meeting by following the instructions available on the virtual meeting website during the meeting.

As we have done in prior years, we are using the U.S. Securities and Exchange Commission rule that permits companies to furnish their proxy materials over the Internet. Unless you have opted out of receiving notice of Internet availability of our proxy materials (“Notice”), instead of mailing you a paper copy of the proxy materials, we will be mailing to you a Notice containing instructions on how to access our proxy materials over the Internet. Therefore, a proxy card was not sent to you and you may vote only via telephone or online if you do not attend the Annual Meeting through the virtual meeting website.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person (by participating through the virtual meeting website), we urge you to vote your shares online, by telephone or, if you have chosen to receive paper copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting virtually and vote in person via the virtual meeting website even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card and Notice are first being sent or made available to stockholders is April 3, 2023. On behalf of the Board of Directors and all our employees, we wish to thank you for your support.

Sincerely yours,

EDWARD G. ATSINGER III Executive Chairman of the Board

DAVID P. SANTRELLA Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 17, 2023: Our Proxy Statement for the 2023 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone Christopher J. Henderson of Salem at (469) 586-0080.

PLEASE VOTE YOUR SHARES

ONLINE, BY TELEPHONE OR BY

SIGNING, DATING AND RETURNING

THE ENCLOSED PROXY CARD TODAY.

6400 N. Belt Line Road

Irving, TX 75063

(469) 586-0080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 17, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Media Group, Inc. (“Salem,” the “Company,”, “we,”, “us” or “our”) will be held virtually on Wednesday, May 17, 2023 at 11:30 a.m. C.D.T at www.virtualshareholdermeeting.com/SALM2023 subject to adjournment or postponement by the Board of Directors, for the following purposes:

1.

The election of the seven (7) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

4.	To transact any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of our Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on March 22, 2023, the record date of the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders will be made available for examination by any stockholder at the time and place of the Annual Meeting via the virtual meeting website.

To be admitted to the virtual Annual Meeting, stockholders must enter their control number on the virtual meeting website. A stockholder’s control number may be found either on their proxy card or on their notice regarding availability of proxy materials. Any previously or concurrently distributed materials, including any accompanying proxy cards, indicating that the Annual Meeting will be held at a different time or location than indicated above should be disregarded.

Holders of a majority of the total voting power of the outstanding shares of the Company (i.e., Class A common stock and Class B common stock combined) must be present in person (by participating through the virtual meeting website) or represented by proxy in order to constitute a quorum for the transaction of business at the Annual Meeting. Therefore, whether or not you expect to attend the Annual Meeting in person through the virtual meeting website, we urge you to review the accompanying proxy card and either vote by (a) Internet or by telephone as instructed in this Proxy Statement, or (b) if you have opted out of receiving a notice containing instructions on how to access our proxy materials over the Internet (the “Notice”) and have thus received a paper copy of the proxy materials, by signing, dating and returning your completed proxy in the enclosed postage prepaid envelope. If you received only the Notice, a proxy card was not sent to you, and you may vote only via the Internet or telephone if you do not attend the Annual Meeting, or you may request that a proxy card be mailed to you. If you attend the Annual Meeting virtually and wish to vote your shares personally through the virtual meeting website, you may do so by validly revoking your proxy as described below.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by: (i) filing with our Secretary either a duly executed written notice dated subsequent to the proxy revoking it or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person through the virtual meeting website.

By order of the Board of Directors,

CHRISTOPHER J. HENDERSON

Secretary

Irving, Texas

April 3, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to

Be Held on May 17, 2023: Our Proxy Statement for the 2023 Annual Meeting of Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE VOTE ONLINE, BY TELEPHONE OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM MEDIA GROUP, INC.

6400 N. Belt Line Road

Irving, TX 75063

(469) 586-0080

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 17, 2023

Page No.
INTRODUCTION	1
INFORMATION REGARDING VOTING AT THE ANNUAL MEETING	1
General	1
Record Date, Quorum and Voting	2
Electronic Access to Proxy Materials	3
Solicitation	3
Householding	3
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	5
Board of Directors	5
Board Composition	5
Director Independence and Executive Sessions	10
Committees of the Board of Directors	10
Audit Committee	10
Compensation Committee	11
Nominating and Corporate Governance Committee	12
Board Leadership Structure	13
Board’s Role in Risk Oversight	14
Director Attendance at Board Meetings and Committee Meetings and 2022 Annual Meeting of Stockholders	14
Communications Between Stockholders and the Board	14
Financial Code of Conduct	14
Information About Our Executive Officers	14
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End	17
Securities Authorized for Issuance Under Equity Compensation Plans	19
PAY VERSUS PERFORMANCE	20
DIRECTOR COMPENSATION	24
AUDIT COMMITTEE REPORT	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	30
Leases with Principal Stockholders	30
Know The Truth – Mr. Richard A. Riddle	31
Transportation Services Supplied by Sun Air Jets	31
THE COMPANY’S RELATIONSHIP WITH ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
Principal Accountant Fees and Services	32
Audit Committee’s Pre-Approval Policies and Procedures	32
PROPOSAL 1—ELECTION OF DIRECTORS	33
Vote Required and Board of Director’s Recommendation	33
PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
Vote Required and Board of Director’s Recommendation	34
PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION	35
Vote Required and Board of Director’s Recommendation	35
STOCKHOLDERS’ PROPOSALS FOR 2024 PROXY STATEMENT	36
OTHER MATTERS	36
DELINQUENT SECTION 16(a) REPORTS	36
ANNUAL REPORT ON FORM 10-K	37

INTRODUCTION

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Salem Media Group, Inc., a Delaware corporation (“Salem,” the “Company,”, “we,”, “us” or “our”), of proxies for use at our 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

References in this Proxy Statement to “attending the Annual Meeting in person”, being “present at the Annual Meeting in person”, “voting in person at the Annual Meeting” and similar references mean attending, being present or voting though the virtual Annual Meeting website www.virtualshareholdermeeting.com/SALM2023. To be admitted to the virtual Annual Meeting, stockholders must enter their control number on the virtual meeting website. A stockholder’s control number may be found either on their proxy card or on their notice regarding availability of proxy materials.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, our stockholders are being asked to consider and to vote upon the following proposals:

Proposal 1

The election of the seven (7) nominees named in this Proxy Statement to serve until the annual meeting of stockholders to be held in 2024 or until their respective successors are duly elected and qualified.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

Proposal 2	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 2—PROPOSAL TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

Proposal 3	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 3— APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

Shares represented by properly executed proxies received by us will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. Although management does not know of any matter other than the proposals described above to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person (by participating through the virtual meeting website), and any person giving a proxy has the right to revoke it at any time before it is exercised by: (a) filing with our Secretary either a duly executed written notice dated subsequent the proxy revoking it or a duly executed proxy bearing a later date, or (b) attending the Annual Meeting and voting in person (by participating through the virtual meeting website).

The mailing address of our principal executive offices is 6400 N. Belt Line Road, Irving, Texas 75063, and our telephone number is (469) 586-0080.

Record Date, Quorum and Voting

Only stockholders of record on March 22, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 21,663,091 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”) (the Class A common stock and the Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one (1) vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten (10) votes on each matter to be voted on at the Annual Meeting, except that, as provided in our Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two (2) “Independent Directors.” The two (2) Independent Director nominees receiving the largest number of votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors will be elected; the remaining five (5) director nominees receiving the largest number of votes of the shares of Class A common stock and Class B common stock, voting as a single class, present in person or represented by proxy and entitled to vote on the election of directors will be elected. For information regarding the election of directors, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

The presence in person or representation by proxy of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Only votes cast in person at the Annual Meeting or received by proxy before the beginning of the Annual Meeting will be counted. Giving us your proxy means you authorize the proxy holders to vote your shares at the Annual Meeting in the manner you direct. If your shares are held in your name, you can vote by proxy in three (3) convenient ways as follows:

• On-Line Voting:	Go to http://www.proxyvote.com and follow the instructions

• By Telephone:	Call toll-free 1-800-690-6903 and follow the instructions

• By Mail:	Complete, sign, date and return your proxy card in the enclosed envelope

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. E.S.T. on May 16, 2023.

Under Delaware law, our Amended and Restated Certificate of Incorporation, as amended, and Bylaws, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Regarding Proposal 1, you may vote for the election of all director nominees, withhold authority to vote for all director nominees, or vote for the election of one or more of the director nominees and withhold authority to vote for one or more of the director nominees. Votes that are withheld will not be included in the vote tally for Proposal 1 and will not affect the results of that vote. With regard to Proposal 2 and Proposal 3, votes may be cast in favor of the proposal, against the proposal, or you may abstain from voting.

The director nominees proffered in Proposal 1 each require the largest number of votes of the shares of common stock present in person or represented by proxy and entitled to vote thereon. For two (2) of the seven (7) open director positions, only the holders of the Class A common stock are entitled to vote and the two (2) director nominees receiving the largest number of votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of these nominees will be elected. For the remaining five (5) director positions, all stockholders are entitled to vote and the five (5) director nominees receiving the largest number of votes of the shares of common stock present in person or represented by proxy and entitled to vote on the election of these nominees will be elected.

Proposal 2, Proposal 3, and any other stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A common stock and Class B common stock, voting as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. For Proposal 2 and Proposal 3, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved. If you hold shares of our common stock through a broker, bank or other nominee, then you hold shares in street name. Thus, you must instruct the broker, bank or other nominee as to how to vote your shares. If you do not provide these instructions, the firm that holds your shares will have discretionary authority to vote your shares with respect to “routine” matters. Proposal 1 and Proposal 3 are not considered “routine” matters; thus, your broker will not have discretionary authority to vote your shares in connection with Proposal 1 or Proposal 3 if you do not provide it with instructions. On the other hand, Proposal 2 is a “routine” matter.

Electronic Access to Proxy Materials

Pursuant to applicable United States Securities and Exchange Commission (“SEC”) rules, we are making this Proxy Statement and our Annual Report on Form 10-K available to our stockholders electronically via the Internet at www.proxyvote.com. On or about April 3, 2023, we will mail to stockholders a notice (“Notice”) containing instructions on how to access this Proxy Statement along with our Annual Report on Form 10-K over the Internet, as well as instructions on how to vote online. The Notice also instructs you on how you may submit your proxy vote securely over the Internet or by telephone and contains your control number to access the Annual Meeting through the virtual meeting website. If you received a Notice, you will not automatically receive a printed copy of the Proxy Statement and Annual Report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials as set forth in the Notice.

Solicitation

The cost of preparing, assembling and sending the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by us. Following the delivery of this Proxy Statement, directors, officers and other employees may solicit proxies by mail, telephone, facsimile or other electronic means, or by personal interview. These persons will receive no additional compensation for their services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of the shares and will be reimbursed by us for their reasonable charges and expenses in connection therewith.

Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the SEC permits a single set of these documents or, where applicable, one Notice, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces delivery and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of our stockholders whose shares are registered in the name of the bank, broker or other firm. As a result, unless the stockholders receiving the notice gave contrary instructions, only one Annual Report and/or Proxy Statement, as applicable, will be delivered to an address at which two (2) or more stockholders reside. If any stockholder residing at the address wishes to receive a separate Annual Report or Proxy Statement for the Annual Meeting or for future stockholder meetings, the stockholder should telephone toll-free 1-800-579-1639, or write to Salem Media Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A separate set of proxy materials relating to the Annual Meeting will be sent promptly following receipt of your request. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of a Proxy Statement or Annual Report, as applicable, for each stockholder at his or her same address, the stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact us at the address or telephone number listed on page 1 of this Proxy Statement. Similarly, a stockholder may use any of these methods if the stockholder is receiving multiple copies of a Proxy Statement or Annual Report and would prefer to receive a single copy in the future.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

At the Annual Meeting, seven nominees will be elected as directors (each, a “Director” or “Director Nominee”, as applicable). Our Board of Directors currently consists of seven (7) members, all of whom are standing for re-election at the Annual Meeting. At the 2022 Annual Meeting, our stockholders elected, Edward G. Atsinger III, Richard A. Riddle, Eric H. Halvorson, Stuart W. Epperson, Jr., Heather W. Grizzle, Edward C. Atsinger and Jacki L. Pick as Directors.

The following table sets forth certain information as of March 24, 2023, except where otherwise indicated, with respect to our Directors. Each of our Directors serves a one (1) year term and all Directors are subject to re-election at each annual meeting of stockholders.

Name of Director	Age	First Became Company Director	Position(s) Held with the Company
Edward G. Atsinger III	83	1986	Executive Chairman of the Board
Richard A. Riddle	78	1997	Director
Eric H. Halvorson	73	2015	Director
Heather W. Grizzle	41	2019	Director
Stuart W. Epperson, Jr.	52	2022	Director
Edward C. Atsinger	48	2022	Director
Jacki L. Pick	46	2022	Director

Board Composition

As a national media presence with integrated operations including radio broadcasting, digital media, and publishing emphasizing Christian values, family-themed content and conservative news, our business involves an operational structure that operates on a broad scale and encompasses research, technical developments, and marketing functions in a context characterized by rapidly evolving technologies, exposure to business cycles, and significant competition. Our Nominating and Corporate Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience, and background sought of Board members in the context of our business and the then-current membership on the Board. This assessment of Board skills, experience, and background includes numerous diverse factors, such as an understanding of and experience in radio and new media, an understanding of our audience and the ministries that serve it, and finance, marketing and advertising experience. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board with regard to these factors may change from time to time to take into account changes in our business and other trends, as well as the portfolio of skills and experience of current and prospective Board members. The Nominating and Corporate Governance Committee and the Board will review and assess the continued relevance of and emphasis on these factors as part of the Board’s annual self-assessment process and in connection with candidate searches to determine if they are effective in helping to satisfy the Board’s goal of creating and sustaining a Board that can appropriately support and oversee our activities.

We believe that it is important for our Board members to have diverse backgrounds, skills and experiences and seek this diversity in nominating Director candidates. One goal of this diversity of backgrounds, skills and experience is to assist the Board in its oversight concerning our business and operations. We consider the key skills, qualifications and experience listed below as important for our Directors to collectively have in light of our current business and structure. The Directors’ biographies provided later in this Proxy Statement note each Director’s relevant skills, qualifications and experience. As part of an annual effectiveness review, the Board evaluates its composition to ensure that the Board as a whole sufficiently represents a diverse set of relevant backgrounds, skills and experience.

•	Senior Executive Leadership Experience. Directors who have served in senior executive leadership positions are important to us, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. The insights and guidance of these Directors, particularly those who have experience at businesses or organizations that have operated on a global scale, faced significant competition, and/or involved technology or other rapidly evolving business models enhance our Board’s ability to assess and respond to situations we face.

•

Public Company Board Experience. Directors who have served on other public company boards can offer insights with regard to the dynamics and operation of a board of directors, corporate governance matters (including experience with respect to the relationship of a board of directors to the CEO and other management personnel), the importance of particular public company agenda and management matters and oversight of a changing mix of strategic, operational, and compliance-related matters.

•	Business Development Experience. Directors who have a background in business development can provide insight into developing and implementing strategies for growing our business through acquisitions.

•

Accounting and Financial Reporting Experience. Knowledge of accounting and financial reporting processes, as well as the financial markets, financing and funding operations, is important because it assists our Directors in understanding and overseeing our financial reporting, internal controls, capital structure, financing and investing activities.

•

Relevant Experience with our Audiences and Programmers. Directors who have relevant experience with the Christian and family-themed audience and the conservative news talk audience can provide insight and expertise in assisting the Board’s implementation of strategies for growing our business by providing an engaging experience with our radio stations, Internet sites and other services. Directors with experience and knowledge of the business of our programmers and content providers can also assist the Board with analyzing, reviewing and approving mutually beneficial and significant relationships between our content providers.

•

Legal Expertise. Directors who have legal education and experience can assist the Board in fulfilling its responsibilities related to the oversight of our legal and regulatory compliance and engagement with regulatory authorities.

•

Radio Experience. Knowledge of the radio industry and the challenges and opportunities of radio broadcasting companies is vitally important because it enables our Directors to understand and oversee many aspects of our operations, goals and strategies.

•

New Media Experience. As the radio industry is faced with challenges and opportunities created by the emergence of “new media”, the Board benefits from including Directors who have relevant experience with these new and emerging means of distributing programming and enhancing our audience’s ability to access information provided by us via different media outlets.

Set forth below is certain information concerning the principal occupation and business experience of each of the Directors and Director Nominees during the past five (5) years and other relevant experience.

Edward G. Atsinger III

Mr. Atsinger is currently our Executive Chairman of the Board and a director of each of our subsidiaries since their inception. He was previously our Chief Executive Officer and a Director. He was President of Salem from its inception through June 2007. He has been engaged in the ownership and operation of radio stations since 1969 and currently serves as a Partner of Salem Broadcasting Company, Sonsinger Properties, and Sonsinger Broadcasting Company of Houston, L.P.; as the manager/member of Atsinger Aviation, LLC, Sun Air Jets, LLC, Allyson Aviation, LLC, and Greenbelt Property Management, EGA Investments I, and EGA Investments II; and as President of Sonsinger Management, Inc. Mr. Atsinger has been a member of the board of directors of the National Religious Broadcasters for a number of years and was re-elected to a three (3) year term on that board in February 2019. He was also a member of the National Association of Broadcasters Radio board of directors from 2008 through 2014. In October 2018, Mr. Atsinger was elected Chairman of the Radio Music License Committee.

Mr. Atsinger has been a member of the board of directors of Oaks Christian School in Westlake Village, California since 1999. Mr. Atsinger is the brother-in-law of Stuart W. Epperson (former Director). Additionally, Mr. Atsinger is the father of Edward C. Atsinger (current Director) and uncle of Stuart W. Epperson Jr. (current Director).

As one of our co-founders, Mr. Atsinger provides the Board with extensive and valuable radio and senior executive leadership experience, business development experience and insight into our background and vision. His longstanding association with and service on many broadcasting-related boards of directors over the years also provides valuable radio and new media experience as well as an understanding of the broader needs and challenges facing our industry.

Richard A. Riddle

Mr. Riddle has been a Director since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to individuals and manufacturing companies. He was President and majority stockholder of I.L. Walker Company from 1988 to 1997 when that company was sold. He also was Chief Operating Officer and a major stockholder of Richter Manufacturing Corp. from 1970 to 1987. In 2010, Mr. Riddle joined the Board of Directors of Know the Truth, a non-profit organization that is also a customer of the Company.

Having an extensive career in financial matters, Mr. Riddle brings to the Board significant financial experience enabling him to assess and provide oversight concerning business and financial matters addressed by us.

Eric H. Halvorson

Mr. Halvorson was the Dean of Trinity Law School, Santa Ana, California, from 2016-2019 and has served as Interim Dean since 2022. Additionally, Mr. Halvorson has been an Attorney at the Law Office of Eric H. Halvorson since 2010 and focuses his practice on business law and estate planning. Mr. Halvorson was an Adjunct Professor at the Pepperdine University School of Law for the 2006-2007, 2009-2010, 2010-2011, and 2013-2014 academic years. He was an Executive in Residence at Pepperdine University Seaver College of Letters, Arts and Sciences from 2000-2003 and from 2005-2007. Mr. Halvorson was our President and Chief Operating Officer from 2007-2008, our Chief Operating Officer from 1996-2000 and our Executive Vice President from 1991-2000. From 1991-1999 and 1985-1988, Mr. Halvorson also served as our General Counsel. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was our Vice President and General Counsel. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973. Mr. Halvorson was previously a member of the board of directors of Intuitive Surgical, Inc., from 2003 to 2016 and Pharmacyclics, Inc., from 2011 to 2015. Mr. Halvorson was previously our Director from 1988 to 2008.

Mr. Halvorson brings valuable legal and financial expertise and extensive historical knowledge of the Company to the Board. He has also served as a board member for several for-profit companies which enables him to bring relevant cross-board experience to us.

Heather W. Grizzle

Heather W. Grizzle is the Managing Partner of Causeway Strategies, a boutique consulting firm that helps individuals, organizations and corporations to communicate, connect and advance their objectives more effectively. Her background includes work in the White House and the U.S. House of Representatives, as well corporate communications in New York and charity sector communications in London. She graduated cum laude with high honors in Economics from Harvard University, where she was Co-President of the Institute of Politics. Ms. Grizzle is Chairman of the Board of Trustees of Stewardship America, and a member of the Boards of Innovations for Poverty Action, Alpha USA, KidsMatter, and Charityvest.

Having worked in the White House and House of Representatives, Ms. Grizzle brings a unique insider’s perspective relevant to our Conservative News Talk formats. Additionally, having served on several non-profit boards, Ms. Grizzle has experience related to many of our programmers and audiences.

Stuart W. Epperson, Jr.

Stuart W. Epperson Jr. has been the Founder, President and CEO of Truth Broadcasting Corporation since its inception in 1998. Truth Broadcasting Corporation operates 35 signals in 8 markets including Raleigh, Greensboro, Charlotte, Richmond, Salt Lake City, Dayton, Toledo, and Myrtle Beach/Coastal Carolina in the following formats: Christian Talk (primary), Urban Gospel, Southern Gospel and Christian Spanish. Mr. Epperson Jr. also hosts Truth Talk Live, his own nationally syndicated show. From 1995 to 1998, Mr. Epperson Jr. was a Senior Account Executive at Clear Channel Communications and from 1993 to 1995 was an Account Executive at Multimedia Radio, Inc. Mr. Epperson Jr. earned his B.A. in Communications from The Master’s College in 1992 and Master of Science, Broadcast Management from Bob Jones University in 1994. Mr. Epperson Jr. is the author of “Last Words of Jesus” published by Worthy Press Publ. in 2015 and “First Words of Jesus” published by the same publisher in 2016. Additionally, Mr. Epperson Jr. currently sits on the board of directors for the National Religious Broadcasters, Persecution Project Foundation, Chesapeake-Portsmouth Broadcasting Corporation and Delmarva Educational Association. Mr. Epperson Jr. is the son of Stuart W. Epperson (former Director), the nephew of Mr. Edward G. Atsinger III and the cousin of Edward C. Atsinger. Mr. Epperson Jr. was previously a Director of the Company from 2016 to 2019.

Mr. Epperson Jr. brings valuable radio and senior executive leadership experience to us. In addition, Mr. Epperson Jr.’s operation of radio stations in similar formats to ours enables him to bring relevant experience related to our audiences and programmers.

Edward C. Atsinger

Edward C. “Ted” Atsinger is co-founder and Chief Production Officer of Greytek, LLC, a counterintelligence and security services company focusing on the Defense and Industrial Security sectors, since 2014. A veteran of multiple combat deployments, Mr. Atsinger dedicated himself to serving the interests of national security after the terrorist attacks of September 11, 2001, serving with distinction as a professional Counterintelligence Officer assigned to and supporting the United States Intelligence and Special Operations communities. Prior to his national security career, Mr. Atsinger worked as a Senior Producer in Salem’s National News and Public Affairs Department. Mr. Atsinger holds a BA/MA (Oxon) in Philosophy and Theology from Oxford University, England. He has been a member of the Board of Directors of Rockbridge Academy, a classical Christian school in Millersville, Maryland since 2010. He also currently serves as the Chairman of the Board of Trustees for the Ballet Theatre of Maryland, Maryland’s premier professional ballet company, where he has been a member of the board since 2017. Mr. Atsinger is the son of Edward G. Atsinger III. Additionally, he is the cousin of Stuart W. Epperson Jr. Mr. Atsinger was previously a Director of the Company from 2016 to 2019.

Mr. Atsinger brings valuable senior executive leadership experience and business development experience to the Company.

Jacki L. Pick

Jacki L. Pick is the host of The Jacki Daily Show, an educational media offering created in 2014 and airing on BlazeMedia network, on the dial in Texas, and podcast across most major outlets. She appears frequently on policy and educational panels as a speaker and moderator, and on various shows and podcasts to promote education on energy and environmental issues (various cities). From 2017 to 2021, Ms. Pick also served as a Senior Fellow in energy and environment policy at the Texas Public Policy Foundation, the nation’s largest state-based public policy organization. She served many years as legal counsel on Capitol Hill to the Chairman of the Subcommittee on the Constitution of the U.S. House Judiciary Committee and the former Ranking Member of the Commercial and Administrative Law Subcommittee, advising on the oversight of federal agencies and on First Amendment issues including speech and media regulation (Washington, DC). Prior to her career in Washington, she worked as a litigator defending various corporations in tort and as professional liability actions. (Nashville, TN).

Ms. Pick studied Economics, Spanish, and World History at Marshall University (U.S. Society of Yeager Scholars), Oxford University in England, and the University of Zaragoza in Spain. She is an alumna of the Vanderbilt University Law School, where she served as the President of the law school’s Federalist Society chapter and earned a Juris Doctor degree in 2003.

Ms. Pick brings a valuable insider’s perspective to the Company.

Board Diversity Matrix (as of March 24, 2023)

The table below provides certain highlights of the composition of our Directors and Director Nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of March, 24 2023)

Board Size:
Total Number of Directors		7
Gender:	Male	Female	Non-Binary	Gender Undisclosed
Number of directors based on gender identity	5	2	0	0
Number of directors who identify in any of the categories below:
African American or Black	1	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	2	0	0
Two or More Races or Ethnicities	1	0	0	0
LGBTQ+	0	0	0	0
Undisclosed	0	0	0	0

Board Diversity Matrix (As of March 23, 2022)

Board Size:
Total Number of Directors		7
Gender:	Male	Female	Non-Binary	Gender Undisclosed
Number of directors based on gender identity	5	2	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Undisclosed	0	0	0	0

Director Independence and Executive Sessions

Our Board of Directors evaluated the independence of each of our Directors and Director Nominees pursuant to the listing standards of the NASDAQ Stock Market (“NASDAQ Rules”). During this review, which included a review of the transactions and relationships described in the section of this Proxy Statement entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below, the Board of Directors considered various transactions and relationships among Directors and Director Nominees (and their respective affiliates or family members), members of our senior management, affiliates and subsidiaries of ours and certain other parties that occurred during the past two (2) fiscal years. This review was conducted to determine whether, under the NASDAQ Rules, these relationships or transactions would affect the Board of Directors’ determination as to each Director and Director Nominee’s independence.

Upon conclusion of this review, the Board of Directors determined that, of the Directors up for election at the Annual Meeting, a majority of the Board (consisting of Mr. Riddle, Mr. Halvorson, Ms. Grizzle and Ms. Pick) is independent under the NASDAQ Rules.

The NASDAQ Rules also require that independent members of the Board of Directors meet periodically in executive sessions during which only independent Directors are present. Our independent Directors have met separately in executive sessions and in the future will regularly meet in executive sessions as required by the NASDAQ Rules.

Committees of the Board of Directors

Our Board of Directors has three (3) committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. As of March 24, 2023, the following table identifies the independent members of the Board of Directors and lists the members and chairman of each of these committees:

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward G. Atsinger III
Richard A. Riddle	I	X	C	X
Eric H. Halvorson	I	C		X
Heather W. Grizzle	I	X	X	C
Jacki L. Pick	I	X		X
Stuart W. Epperson, Jr.
Edward C. Atsinger

I = Director is independent

X = Current member of committee

C = Current member and chairman of the committee

Audit Committee

The Audit Committee of the Board of Directors (the “Audit Committee”) is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee currently consists of Mr. Halvorson (Chair), Mr. Riddle, Ms. Grizzle and Ms. Pick, each of whom is independent under the NASDAQ Rules and applicable SEC rules and regulations. The Board of Directors has determined that Mr. Halvorson, the Audit Committee Chairperson, qualifies as an “audit committee financial expert” as defined by applicable SEC rules and regulations.

The Audit Committee held three (3) scheduled meetings and two (2) scheduled telephonic meetings in 2022 and operates under a written charter adopted by the Board of Directors. The Audit Committee and the Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on our Internet website (http://salemmedia.com) and a copy of the charter may be obtained upon written request from our Secretary. Any information found on our website is not a part of, or incorporated by reference into, this or any other report filed with, or furnished to, the SEC by us.

The Audit Committee’s responsibilities are generally to assist the Board of Directors in fulfilling its legal and fiduciary responsibilities relating to our accounting, audit and reporting policies and practices. The Audit Committee also, among other things, approves related party transactions, oversees our financial reporting process, retains and engages our independent registered public accounting firm, approves the fees for our independent registered public accounting firm, monitors and reviews the quality, activities and functions of our independent registered public accounting firm, and monitors the adequacy of our operating and internal controls and procedures as reported by management and our independent registered public accounting firm. The Audit Committee Report set forth later in this Proxy Statement provides additional details about the duties and activities of this committee.

Compensation Committee

As provided under applicable laws and rules, our Board of Directors delegates authority for compensation matters to the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee’s membership is determined by the Board of Directors. The Compensation Committee currently consists of Mr. Riddle (Chair) and Ms. Grizzle, each of whom is independent under the NASDAQ Rules, including recently adopted compensation committee independence requirements. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits and severance arrangements for our officers and employees and to approve salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers our Amended and Restated 1999 Stock Incentive Plan (as amended and restated through May 8, 2019) (the “Stock Plan”).

The Compensation Committee held two (2) regularly scheduled meetings in 2022. The Compensation Committee meets at least twice annually and at additional times as are necessary or advisable to fulfill its duties and responsibilities.

The role of our Compensation Committee is to oversee our compensation and benefit plans and policies, administer our Stock Plan (including reviewing and approving equity grants to elected officers), and to review and approve all compensation decisions relating to elected officers, including those for our named executive officers (“NEOs”) (who are listed in the Summary Compensation Table below). The actions of the Compensation Committee include reviewing objective benchmarks and metrics by which a NEO’s performance can be measured and analyzing peer compensation and performance data for comparison with our NEOs. The Compensation Committee has delegated limited authority to Edward G. Atsinger III, our Executive Chairman, to grant up to $250,000 of equity incentive awards (restricted stock and stock options) to purchase our Class A common stock annually (measured each calendar year without carry-over of unused grant authority from year to year). This delegated authority is subject to prompt notification to the Compensation Committee of the issuance of any such grants and ratification of any such grants at the next regularly scheduled Compensation Committee meeting following the date of such grants.

Our NEOs do not determine or approve any element or component of their own compensation. Our CEO provides a recommendation to the Compensation Committee for base salary and annual incentive compensation for the NEOs reporting to him.

The Compensation Committee operates pursuant to a charter that was approved by the Board of Directors. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee and our Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on our Internet website (http://salemmedia.com) and a copy of the charter may be obtained from our Secretary upon written request. Any information found on our website is not a part of, or incorporated by reference into, this or any other report filed with, or furnished to, the SEC by us.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) currently consists of Ms. Grizzle (Chair), Mr. Riddle, Mr. Halvorson, and Ms. Pick each of whom is independent under the NASDAQ Rules. The Nominating and Corporate Governance Committee held two (2) regularly scheduled meetings in 2022.

The Nominating and Corporate Governance Committee is authorized to: (a) develop and recommend a set of corporate governance standards to the Board of Directors for adoption and implementation; (b) identify individuals qualified to become members of the Board of Directors; (c) recommend that director nominees be elected at our next annual meeting of stockholders; (d) recommend nominees to serve on each standing committee of the Board of Directors; (e) lead in the annual review of Board performance and evaluation of the Board’s effectiveness; and (f) ensure that succession planning takes place for the position of chief executive officer and other key senior management positions, all in accordance with applicable rules and regulations.

To qualify as a nominee for service on the Board of Directors, a candidate must have sufficient time and resources available to successfully carry out the duties required of a Board member. The Nominating and Corporate Governance Committee desires to attract and retain highly qualified directors who will diligently execute their responsibilities and enhance their knowledge of our core businesses and seeks Directors who possess some or all of the skills, qualifications and experience described under “Board Composition” in this Proxy Statement.

The Nominating and Corporate Governance Committee implements our policy regarding stockholder nominations by considering nominees for director positions that are made by our stockholders. Any stockholder desiring to make such a nomination must submit in writing the name(s) of the recommended nominee(s) to our Secretary at least 90 days prior to, but not earlier than 120 days prior to, the first anniversary of the preceding annual meeting of stockholders. The written submission must also contain biographical information about the proposed nominee, a description of the nominee’s qualifications to serve as a member of the Board of Directors, and evidence of the nominee’s valid consent to serve as our director if nominated and duly elected.

The Board provides oversight of our management and plays a key role in shaping our strategic direction. Consistent with our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee considers various criteria in Board candidates, including, the skills, qualifications and experience described under “Board Composition” in this Proxy Statement, as well as their appreciation of our core purpose, core values, and whether they have time available to devote to Board activities. The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy:

1.	The criteria for director “independence” established by the NASDAQ Rules; and

2.	The SEC’s definition of “audit committee financial expert.”

Whenever a vacancy exists on the Board due to expansion of the Board’s size or the resignation, retirement or term expiration of an existing director, the Nominating and Corporate Governance Committee identifies and evaluates potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the Board, including its overall size, structure, backgrounds and areas of expertise of existing Directors and the relative mix of independent and employee directors. The Nominating and Corporate Governance Committee also considers the specific needs of the various Board committees. The Nominating and Corporate Governance Committee recommends potential director nominees to the full Board, and final approval of a candidate for nomination is determined by the full Board. This evaluation process is the same for Director nominees who are recommended by our stockholders.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and our Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on our Internet website (http://salemmedia.com) and a copy of the charter may be obtained upon written request from our Secretary. Any information found on our website is not a part of, or incorporated by reference into, this or any other report of filed with, or furnished to, the SEC by us.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the Annual Meeting. None of the Directors serving on the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee are our employees.

Although the Board does not have a formal policy on diversity, the Nominating and Corporate Governance Committee and the Board review from time-to-time the membership of the Board in light of our operations and strategic objectives and consider whether the current Board members possess the requisite skills, experience and perspectives to oversee the achievement of those goals. As part of an annual effectiveness review, the Nominating and Corporate Governance Committee evaluates the diversity of the Board composition to ensure that it sufficiently represents a diverse set of background, skills and experience.

Board Leadership Structure

Historically, our Board of Directors has had a general policy that the positions of Executive Chairman of the Board and CEO should be held by separate persons as an aid in the Board’s oversight of management. This policy has been in effect since we began operations. The Executive Chairman of the Board is a full-time senior executive of ours. The duties of the Executive Chairman of the Board include:

•	presiding over all meetings of the Board;

•	preparing the agenda for Board meetings in consultation with the CEO and other members of the Board;

•	managing the Board’s process for annual Director self-assessment and evaluation of the Board and of the CEO; and

•	presiding over all meetings of stockholders.

The Board of Directors believes that there are advantages to having a separate Executive Chairman for matters such as communications and relations between the Board members, the CEO, and other senior management; in assisting the Board in reaching consensus on particular strategies and policies; and in facilitating robust Board and CEO evaluation processes. In addition, having separate Executive Chairman and CEO positions permits the CEO to focus on day-to-day business and allows the Executive Chairman to lead the Board in its oversight responsibilities. The Board currently consists of the Executive Chairman, the son of the Executive Chairman, the son of the former Chairman of the Board, and four (4) independent Directors. If all Director Nominees are elected, the Board will continue to have four (4) independent Directors. One of Mr. Atsinger’s roles is to oversee and manage the Board and its functions, including setting meeting agendas and running Board meetings. In this regard, Mr. Atsinger and the Board in their advisory and oversight roles are particularly focused on assisting the CEO and senior management in seeking and adopting successful business strategies and risk management policies, and in making successful choices in management succession.

Board’s Role in Risk Oversight

Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

Director Attendance at Board Meetings and Committee Meetings and 2022 Annual Meeting of Stockholders

The full Board of Directors held four (4) regularly scheduled meetings in 2022. During 2022, each of our Directors attended (either in person, telephonically, or video conference) all of the regularly scheduled meetings of the full Board of Directors. We encourage, but do not require, that each Director attend our annual meeting of stockholders. In 2022, each of our then Directors attended the 2022 annual meeting of stockholders.

Communications between Stockholders and the Board

We have historically handled communications between stockholders and the Board of Directors on an ad hoc basis. We have not adopted a formal policy or process for these communications as of the date of this Proxy Statement. We have, however, taken actions to ensure that the views of our stockholders are communicated to the Board or one or more of the individual Directors, as applicable. The Board considers its responsiveness to such communications as timely and appropriate.

Financial Code of Conduct

We have adopted a financial code of conduct (“Financial Code of Conduct”) that applies to each Director, the principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. This Financial Code of Conduct has been adopted by the Board as a “code of ethics” that satisfies applicable NASDAQ Rules. The Financial Code of Conduct is available on our Internet website (http://salemmedia.com) and a copy of the Financial Code of Conduct may be obtained free of charge upon written request from the Secretary. Any information found on our website is not a part of, or incorporated by reference into, this or any other report filed with, or furnished to, the SEC by us.

Information About Our Executive Officers

Set forth below are our executive officers, together with the positions held by those persons as of March 24, 2023. The executive officers are appointed annually and serve at the pleasure of our Board of Directors; however, we have entered into employment agreements with each of the executive officers listed below.

Name of Executive Officer	Age	Position(s) Held with the Company
Edward G. Atsinger III	83	Executive Chairman of the Board
David P. Santrella	60	Chief Executive Officer
David A.R. Evans	59	Chief Operating Officer
Evan D. Masyr	50	Executive Vice President and Chief Financial Officer
Christopher J. Henderson	58	EVP, Legal and Human Resources, General Counsel and Secretary

Set forth below is certain information concerning the business experience during the past five (5) years and other relevant experience of each of the individuals named above (excluding Mr. Atsinger, whose business experience is described in the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors” above).

David P. Santrella

Mr. Santrella has been our Chief Executive Officer since January 2022. Prior to January 2022, Mr. Santrella was President—Broadcast Media since January 1, 2015, overseeing all broadcast operations involving our local radio stations, radio network and internal rep firm. From January 2010 to December 2014 he served as President—Radio Division. From October 2008 to December 31, 2009, he served as Operational Vice President over our Minneapolis, Denver and Colorado Springs clusters in addition to his existing responsibility over the Chicago cluster. From March 2006 to October 2008, Mr. Santrella was the Operational Vice President of Chicago and Milwaukee. In November of 2003, he was given additional oversight responsibility of Milwaukee. Mr. Santrella started with us in 2001 as the General Manager of our Chicago cluster.

David A. R. Evans

Mr. Evans has been our Chief Operating Officer since January 2022. Prior to January 2022, Mr. Evans was President—New Media since September 2013. Mr. Evans was President—New Business Development, Interactive and Publishing from July 2007 to September 2013. Mr. Evans was Executive Vice President—Business Development and Chief Financial Officer from September 2005 to June 2007. Mr. Evans was Executive Vice President and Chief Financial Officer from September 2003 to September 2005. From 2000 to 2003, Mr. Evans served as the Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller-Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

Evan D. Masyr

Mr. Masyr has been Executive Vice President and Chief Financial Officer since January 2014. Prior to January 2014, Mr. Masyr was Senior Vice President and Chief Financial Officer since July 2007. Mr. Masyr was Vice President—Accounting and Finance from September 2005 to June 2007. From March 2004 to September 2005, Mr. Masyr was Vice President of Accounting and Corporate Controller. Prior to that time, Mr. Masyr was Vice President and Corporate Controller from January 2003 to March 2004. From February 2000 to December 2002, he served as our Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995. Mr. Masyr currently serves on the board of directors of Archway Insurance, Ltd., a group insurance captive of which Salem is a member.

Christopher J. Henderson

Mr. Henderson has been Executive Vice President, Legal and Human Resources, General Counsel and Corporate Secretary since July 2018. Prior to July 2018, Mr. Henderson was Senior Vice President, Legal and Human Resources, General Counsel and Corporate Secretary since 2012. Prior to 2012, Mr. Henderson was Vice President, Legal and Human Resources, General Counsel and Corporate Secretary since March 2008. Mr. Henderson was Vice President, Human Resources from August 2006 to February 2008. From 2001 to August 2006, Mr. Henderson served as Corporate Counsel. Prior to joining us, Mr. Henderson worked for thirteen (13) years as an attorney for Cooksey, Toolen, Gage, Duffy & Woog, first as a trial attorney and then as a transactional attorney.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation of the NEOs for fiscal years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Restricted Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(6) ($)	Total ($)
Edward G. Atsinger III(4) Executive Chairman	2022	1,000,000	200,000	—	—	47,797	1,247,797
	2021	996,538	—	—	—	49,450	1,045,988
David P. Santrella(5) Chief Executive Officer	2022	656,731	190,800	24,998	132,875	12,918	1,018,322
	2021	547, 213	—	—	—	13,972	561,185
David A. R. Evans Chief Operating Officer	2022	656,731	144,600	29,412	132,875	13,392	977,010
	2021	547,885	59,500	—	79,200	15,883	702,468

(1)

Amounts set forth in the “Bonus” column represent bonuses earned for performance in the reflected fiscal year. For years in which restricted stock was awarded in settlement of annual performance bonuses, those restricted stock awards are reflected in the year for which the bonus was earned rather than paid.

(2)

The fair value of the restricted stock award was measured based on the grant date market price of our common shares and expensed as of the vesting date. The restricted stock award contained transfer restrictions under which they could not be sold, pledged, transferred or assigned until ninety (90) days from the vesting date. The recipient of this restricted stock award is entitled to all of the rights of absolute ownership of the restricted stock from the date of grant, including the right to vote the shares and to receive dividends. Restricted stock awards are independent of option grants and are granted at no cost to the recipient other than applicable taxes owed by the recipient. The award was considered issued and outstanding from the vest date of grant.

(3)

Represents the aggregate grant date fair value of option awards granted within the fiscal year in accordance with FASB ASC Topic 718 for stock-based compensation. These amounts reflect the total grant date fair value for these awards and do not correspond to the actual cash value that will be recognized by the grantee when received. For a detailed discussion of the assumptions made in the valuation of option awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(4)

Mr. Atsinger’s salary for 2021 represents his salary earned for his role as Chief Executive Officer during such fiscal year. Mr. Atsinger’s salary for 2022 represents his salary earned for his role as Executive Chairman, which position he transitioned to effective as of January 1, 2022.

(5)

Mr. Santrella’s salary for 2021 represents his salary earned for his role as President—Broadcast Media, during such fiscal year. Mr. Santrella’s salary for 2022 represents his salary earned for his role as Chief Executive Officer, which he transitioned into effective as of January 1, 2022.

(6)	Amounts set forth in the All Other Compensation column consist of the following:

Item	Mr. Atsinger ($)	Mr. Evans ($)	Mr. Santrella ($)
Perquisites and Other Personal Benefits (2022)(1)	21,554	6,893	5,293
Company Contributions to 401(k) Plan (2022)	7,625	6,499	7,625
Medical, Dental, Life, Vision and Disability Premiums (2022)	18,618	—	—

TOTAL (2022)	47,797	13,392	12,918

(1)	Includes the following perquisites and personal benefits which have been valued by us based upon the incremental cost to us of providing these perquisites and personal benefits to the NEOs:

Perquisite or Personal Benefit	Mr. Atsinger ($)	Mr. Evans ($)	Mr. Santrella ($)
Personal Use of Company Vehicle (2022)	13,524	—	—
Supplemental Medical, Travel and Expense Reimbursement (2022)	8,030	—	—
Supplemental Life Insurance Premiums (2022)	—	6,893	5,293

TOTAL (2022)	21,554	6,893	5,293

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2022, in respect of all outstanding equity awards held by the NEOs.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date
Edward G. Atsinger III	37,500			$4.85	3/8/2023
	25,000			$4.85	3/8/2024
	25,000			$3.25	5/9/2024
	25,000			$3.25	5/9/2025
	25,000			$3.25	5/9/2026
	25,000			$3.25	5/9/2027

David A.R. Evans	6,250			$4.85	3/8/2023
	6,250			$4.85	3/8/2024
	10,000			$3.25	5/9/2024
	6,250			$4.85	3/8/2025
	10,000			$3.25	5/9/2025
	25,000			$1.34	3/3/2026
	10,000			$3.25	5/9/2026
	20,000			$1.14	1/4/2027
	25,000			$1.34	3/3/2027
	10,000			$3.25	5/9/2027
		20,000	(1)	$1.14	1/4/2028
		25,000	(2)	$1.34	3/3/2028
		12,500	(3)	$3.26	12/31/2028
		20,000	(4)	$1.14	1/4/2029
		25,000	(5)	$1.34	3/3/2029
		12,500	(6)	$3.26	12/31/2029
		20,000	(7)	$1.14	1/4/2030
		12,500	(8)	$3.26	12/31/2030
		20,000	(9)	$1.14	1/4/2031
		12,500	(10)	$3.26	12/31/2031

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date
David P. Santrella	6,250			$4.85	3/8/2023
	6,250			$4.85	3/8/2024
	10,000			$3.25	5/9/2024
	6,250			$4.85	3/8/2025
	10,000			$3.25	5/9/2025
	15,000			$1.47	1/2/2026
	10,000			$3.25	5/9/2026
	20,000			$1.47	1/2/2027
	25,000			$1.34	3/3/2027
	10,000			$3.25	5/9/2027
		20,000	(11)	$1.47	1/2/2028
		25,000	(2)	$1.34	3/3/2028
		12,500	(3)	$3.26	12/31/2028
		20,000	(12)	$1.47	1/2/2029
		25,000	(5)	$1.34	3/3/2029
		12,500	(6)	$3.26	12/31/2029
		20,000	(13)	$1.47	1/2/2030
		12,500	(8)	$3.26	12/31/2030
		12,500	(9)	$3.26	12/31/2031

(1)	These options vested January 4, 2023
(2)	These options vested March 3, 2023
(3)	Unexercisable options vest January 1, 2025
(4)	Unexercisable options vest January 4, 2024
(5)	Unexercisable options vest March 3, 2024
(6)	Unexercisable options vest January 1, 2026
(7)	Unexercisable options vest January 4, 2025
(8)	Unexercisable options vest January 1, 2027
(9)	Unexercisable options vest January 4, 2026
(10)	Unexercisable options vest January 1, 2028
(11)	These options vested January 2, 2023
(12)	Unexercisable options vest January 2, 2024
(13)	Unexercisable options vest January 2, 2025

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2022, with respect to shares of our Class A common stock that may be issued under the Stock Plan, our only existing equity compensation plan. As of December 31, 2022, a maximum of 8,000,000 shares were authorized under the Stock Plan, of which 1,721,194 were outstanding and 983,444 were exercisable.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,721,194	$2.66	2,540,311
Equity compensation plans not approved by security holders	—	—	—

Total	1,721,194	$2.66	2,540,311

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year	Summary Compensation Table Total for PEO[1]	Summary Compensation Table Total for PEO[2]	Compensation Actually Paid to PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On Total Shareholder Return[5]	Net Income (Loss) (thousands)[6]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(h)
2022	$1,018,322	N/A	$635,582	N/A	$1,019,143	$1,053,871	$24	($3,326)
2021	N/A	$1,045,988	N/A	$1,148,343	$666,727	$695,427	$70	$41,514

1

The dollar amounts reported in columns (b) are the amounts of total compensation reported for David P. Santrella, our Chief Executive Officer as of January 1, 2022 and Edward G. Atsinger III, who served as our Chief Executive Officer through December 31, 2021, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

2

The dollar amounts reported in columns (c) represent the amount of “compensation actually paid” to David P. Santrella and Edward G. Atsinger, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to David P. Santrella and Edward G. Atsinger III during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to David P. Santrella’s and Edward G. Atsinger III’s total compensation, respectively, for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO[1]	Reported Summary Compensation Table Total for PEO[2]	Reported Value of Equity Awards PEO[1]	Reported Value of Equity Awards PEO[2]	Equity Award Adjustments PEO[1]	Equity Award Adjustments PEO[2]	Reported Change in the Actuarial Present Value of Pension Benefits PEO[1]	Reported Change in the Actuarial Present Value of Pension Benefits PEO[2]	Pension Benefit Adjustments PEO[1]	Pension Benefit Adjustments PEO[2]	Compensation Actually Paid to PEO[1]	Compensation Actually Paid to PEO[2]
			(a)	(a)	(b)	(b)	(c)	(c)	(d)	(d)
2022	$1,018,322	N/A	($157,873)	—	($224,867)	N/A	—	—	—	—	$635,582	N/A
2021	N/A	$1,045,988	—	—	N/A	$102,355	—	—	—	—	—	$1,148,343

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards PEO 1	Year End Fair Value of Equity Awards PEO 2	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards PEO 1	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards PEO 2	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year PEO 1	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year PEO 2	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year PEO 1	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year PEO 2	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year PEO 1	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year PEO 2	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation PEO 1	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation PEO 2	Total Equity Award Adjustments PEO 1	Total Equity Award Adjustments PEO 2
2022	$103,253	N/A	($102,572)	N/A	—	N/A	$38,812	N/A	($264,360)	N/A	—	N/A	($224,867)	N/A
2021	N/A	$43,888	N/A	$39,037	N/A	—	N/A	$14,580	N/A	$4,850	N/A	—	N/A	$102,355

(c)	David P. Santrella has been our Chief Executive Officer since January 1, 2022.
(d)	Edward G. Atsinger III served as our Chief Executive Officer during 2021.

3

The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding David P. Santrella for 2022, but including David P. Santrella for 2021 with respect to his role as President—Broadcast Media and excluding Edward G. Atsinger III for 2021, but including Edward G. Atsinger III for 2022 with respect to his role as Executive Chairman) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Edward G. Atsinger III and David A.R. Evans; and (ii) for 2021, David P. Santrella and David A.R. Evans.

4

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding David P. Santrella for 2022 and Edward G. Atsinger III for 2021), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding David P. Santrella for 2022 and Edward G. Atsinger III for 2021) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding David P. Santrella for 2022 and Edward G. Atsinger III for 2021) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,019,143	($38,482)	$73,210	$1,053,871
2021	$666,727	($22,800)	$51,500	$695,427

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$11,968	$37,764	$29,412	$47,186	($53,120)	—	$73,210
2021	$49,572	($44,697)	—	$51,803	($5,178)	—	$51,500

5

Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.

6	The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

Our executive compensation program reflects a variable pay-for-performance philosophy, utilizing several performance measures to align executive compensation with our performance. Moreover, we generally seeks to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to David P. Santrella for 2022 and Edward G. Atsinger III for 2021 and the average amount of compensation actually paid to our NEOs as a group (excluding David P. Santrella for 2022 and Edward G. Atsinger III for 2021) is aligned with our cumulative TSR over the two years presented in the table. The alignment of compensation actually paid with our cumulative TSR over the period presented is because a significant portion of the compensation actually paid to David P. Santrella for 2022 and Edward G. Atsinger III for 2021 and to the other NEOs is comprised of equity awards.

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of compensation actually paid to David P. Santrella for 2022 and Edward G. Atsinger III for 2021 and the average amount of compensation actually paid to our NEOs as a group (excluding David P. Santrella for 2022 and Edward G. Atsinger III for 2021) is generally not aligned with our net income (loss) over the two years presented in the table.

DIRECTOR COMPENSATION

Non-employee Directors of the Company receive an annual retainer and fees. The following table sets forth the compensation of our non-employee Directors in 2022:

Name	Fees Earned(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	TOTAL ($)
Richard A. Riddle	$63,500	—	—	$63,500
Eric H. Halvorson	70,500	—	—	70,500
Heather W. Grizzle.	65,500	—	—	65,500
Stuart W. Epperson Jr.	47,500	—	—	47,500
Edward C. Atsinger	34,000	—	—	34,000
Jacki L. Pick	40,000	—	—	40,000

(1)	Reflects all fees paid to non-employee Directors for participation in regular, special and telephonic meetings of the Board and committees and retainer fees.
(2)	No stock was awarded to non-employee Directors in 2022.
(3)

Stock options were not awarded to non-employee Directors in 2022. As of December 31, 2022, each Director held the following number of outstanding options to purchase our Class A common stock: Mr. Riddle held 7,500 options; and Mr. Halvorson held 7,500 options.

The cash compensation paid as of December 31, 2022 to our non-employee Directors (“Designated Directors”) as approved by our Board of Directors at the recommendation of the Compensation Committee is as follows:

COMPENSATION	AMOUNT	PAYABLE TO	PAYABLE
Annual Retainer	$40,000	Designated Directors	Quarterly

Attendance Fee (Full Company Board)	$2,500	Designated Directors	Per Regularly Scheduled Company Board Meeting

Attendance Fee (Full Company Board)	$1,500	Designated Directors	Per Special Telephonic Company Board Meeting

Attendance Fee (Board Committee)	$1,500	Designated Director Committee Members	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Audit and Compensation Committees)	$2,000	Chairperson of Audit and Compensation Committees	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Nominating and Corporate Governance Committee)	$1,000	Chairperson of Nominating and Corporate Governance Committee	Per Regularly Scheduled or Noticed Committee Meeting

Attendance Fee (Special Committee)	$1,500	Special Committee Members	Per Special Committee Meeting or Task

Chairperson Fee (Special Committee)	$1,000	Special Committee Members	Per Special Committee Meeting or Task

In addition to the above fees, Directors are compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board of Directors or by a standing committee of the full Board of Directors, with this compensation determined by the establishing body at the time the special committee or subcommittee is established. Designated Directors who are also chairpersons of our Board committees receive the applicable chairperson fee in addition to a committee attendance fee for each regularly scheduled Board committee meeting. Designated Directors also receive reimbursement for all reasonable out-of-pocket expenses in connection with travel to and attendance at regularly scheduled Board and Board committee meetings.

Directors who are also employees (Edward G. Atsinger III, Executive Chairman of the Board) are not additionally compensated for their services as Directors. Compensation for Mr. Atsinger is summarized in the “Summary Compensation Table” appearing in this Proxy Statement under the heading “EXECUTIVE COMPENSATION.”

OTHER COMPENSATION PRACTICES, POLICIES AND GUIDELINES

Insider Trading Policy

The Company’s insider trading policy prohibits directors, officers, employees, and consultants (including each of our NEOs), as well as certain family members, others living in the covered person’s household, from trading in securities of the Company while in possession of material nonpublic information, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy. In addition, all directors and executive officers of the Company are prohibited from engaging in short sale transactions involving the Company’s stock.

In addition, before any of our directors or executive officers engages in certain transactions involving Company securities, such director or executive officer must obtain pre-clearance and approval of the transaction from the Company’s Insider Trading Compliance Officer.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that Salem Media Group, Inc. and its subsidiaries (collectively, the “Company”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee is to oversee, on behalf of the entire Board: (a) the accounting and financial reporting processes of the Company, (b) the audits of the Company’s financial statements, (c) the qualifications, independence and performance of the public accounting firm engaged as the Company’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Company, (d) the performance of the Company’s internal auditor and independent registered public accounting firm, and (e) conduct an appropriate review and oversight of all related party transactions for potential conflict of interest and report to the full Board on any approved transactions.

The Audit Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements, including requirements pertaining to the NASDAQ Stock Market listing standards definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2022, the Audit Committee held five meetings, three of which were scheduled meetings and two were scheduled telephonic meetings. The Audit Committee’s meeting agendas are established by the Audit Committee Chairman based upon the Audit Committee’s charter and an annual meeting planner approved by the entire Audit Committee. At each of these meetings, the Audit Committee met with the senior members of the Company’s financial management team and General Counsel. Additionally, the Company’s internal auditor met with the Audit Committee at three meetings and the independent registered public accounting firm met with the Audit Committee at four meetings. Prior to each regularly scheduled meeting, the Chairman of the Audit Committee also met privately with the Company’s independent registered public accounting firm and, separately, with the Company’s internal auditor, at which times candid discussions of financial management, accounting and internal control issues took place.

The Audit Committee appointed Moss Adams LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022, and reviewed with the Company’s financial managers, the independent registered public accounting firm, and the Company’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Company’s financial reporting.

The Company’s management is primarily responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. As the Company’s independent registered public accounting firm, Moss Adams LLP is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence from the Company and its management. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence.

Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 to be filed with the SEC.

The Audit Committee is composed of Eric Halvorson (Chair), Richard Riddle and Heather Grizzle.

AUDIT COMMITTEE

Eric Halvorson, Chairman

Richard Riddle

Heather Grizzle

March 1, 2023

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Class A and Class B common stock as of March 8, 2023 (unless otherwise indicated) by: (a) each person believed by us to be the beneficial owner of more than 5% of either class of our outstanding Class A or Class B common stock; (b) each Director; (c) each of the NEOs; and (d) all Directors and NEOs as a group.

	Class A Common Stock		Class B Common Stock		% Vote of All Classes Of Common Stock(2)
Name and Address(1)	Number	% Vote(2)	Number	% Vote(2)
Stuart W. Epperson(3)	3,335,890	15.08%	—	—	4.30%
Nancy A. Epperson(3)	3,335,890	15.08%	—	—	4.30%
Edward G. Atsinger III(5)	5,356,196	24.21%	2,776,848	50.00%	42.65%
Edward C. Atsinger(6)	3,000	*	—	—	*
Stuart W. Epperson Jr.(4)(7)	113,428	*	2,776,848	50.00%	35.90%
Richard A. Riddle(8)	109,391	*	—	—	*
Eric Halvorson(9)	17,300	*	—	—	*
Heather W. Grizzle	0	*	—	—	*
Jacki L. Pick	0	*	—	—	*
David P. Santrella(10)	200,035	*	—	—	*
David A.R. Evans(11)	175,670	*	—	—	*
All Directors and NEO’s as a group	9,310,910	42.08%	5,553,696	100.00%	83.50%

*	Less than 1%.
(1)

Except as otherwise indicated, the address for each person is c/o Salem Media Group, Inc., 6400 N. Belt Line, Irving, Texas 75063. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of March 8, 2023, are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2)

Percentage voting power is based upon 21,663,019 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of March 8, 2023, plus shares of Class A common stock that are subject to options exercisable by holders within 60 days of March 8, 2023 and the general voting power of one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock.

(3)

Includes 1,145,720 shares of Class A common stock held by trusts of which Mr. and Mrs. Epperson are trustees and shares held directly by Mr. and Mrs. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and share voting and dispositive power.

(4)	These shares of Class B common stock are held directly by The Epperson 2022 GST Trust, of which Stuart W. Epperson, Jr. is the trustee for all purposes and a beneficiary of the trust.
(5)

These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes 125,000 shares of Class A common stock subject to options that are exercisable within 60 days. Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust.

(6)

Includes 3,000 shares of Class A common stock held by a trust for the benefit of Edward C. Atsinger. Edward C. Atsinger and his wife are trustees of the trust. These 3,000 shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table.

(7)	These shares of Class A common stock are held in custody for Mr. Epperson Jr.’s four (4) minor children.
(8)	Includes 7,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(9)

7,500 shares of Class A common stock are held directly by Mr. Halvorson in an IRA, 1,800 shares are held by a trust of which Mr. and Mrs. Halvorson are trustees, and 7,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(10)	Includes 157,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(11)	Includes 167,500 shares of Class A common stock subject to options that are exercisable within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leases with Related Persons

As of March 8, 2023, Salem leased the studios and tower and antenna sites described in the table below from Edward G. Atsinger III, Executive Chairman, and Stuart W. Epperson, former Chairman of our Board of Directors. All of these leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, we believe that these leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	2021 Annual Rental(1)	2022 Annual Rental(2)	Expiration Date(3)
Leases with both Messrs. Atsinger and Epperson:
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM(5)	256,070	266,411	2036
Sacramento, CA	KFIA-AM(4)	142,266	148,008	2036
Los Angeles, CA	KTIE-AM(6)	38,112	14,888	2026
San Antonio, TX	KSLR-AM (Day site)(4)	58,488	60,242	2037
Dallas, TX	KLTY-FM(4)	47,182	49,081	2031
Houston-Galveston, TX	KNTH-AM(4)	55,638	59,243	2023
Philadelphia, PA	WFIL-AM/WNTP-AM(5)	227,700	242,775	2023
Phoenix, AZ	KPXQ-AM(4)	79,516	87,497	2023
Portland, OR	KPDQ-AM(4)	32,765	34,887	2023
Seattle—Tacoma, WA	KLFE-AM(4)	43,269	46,073	2023
Seattle—Tacoma, WA	KNTS-AM(4)	43,269	46,073	2023
San Antonio, TX	KSLR-AM (Night site)(4)	22,255	23,697	2023
San Francisco, CA	KFAX-AM(4)	247,924	208,023	2030
San Francisco, CA	KTRB-AM(7)	143,847	171,428	2033
Denver-Boulder, CO	KNUS-AM(4)	48,453	49,907	2036
Orlando, FL	WTLN-AM(4)	80,004	80,004	2045

Subtotal		1,566,758	1,588,237

Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM(4)	215,571	222,038	2028

Total		1,782,329	1,810,275

(1)	Annual rent calculated as of December 31, 2021.
(2)	Annual rent calculated as of December 31, 2022.
(3)	The expiration date reported for certain facilities represents the expiration date assuming exercise of all lease term extensions at the Company’s option.
(4)	Antenna/Tower Site.
(5)	Antenna/Tower/Studio Site.
(6)	Office/Studio Site.
(7)	Diplex

Leases with Principal Stockholders

A trust controlled by our Executive Chairman, Edward G. Atsinger III, owns real estate on which assets of one radio station are located. Salem has entered into a lease agreement with this trust. Rental expense related to this lease included in operating expense for each of the year’s ending December 31, 2022 and 2021 amounted to $0.2 million. Edward C. Atsinger, a director and son of our Executive Chairman is the beneficiary and/or successor trustee.

Land and buildings occupied by various Salem radio stations are leased from entities owned by our Executive Chairman and our former Chairman of the Board. Rental expense under these leases included in operating expense for each of the years ending December 31, 2022 and 2021 was $1.6 million.

Know the Truth – Mr. Riddle

Know the Truth is a non-profit organization that is a customer of Salem. During 2022 and 2021 the company billed Know the Truth approximately $0.4 million for airtime on its stations. The Company had receivable balances of $37,000 and $0.8 million at December 31, 2022 and 2021, respectively. Mr. Riddle, a director of the Company, joined the Know the Truth board in 2010 and remains a member of the Board.

Transportation Services Supplied by Sun Air Jets

From time to time, the Company rents aircraft from Sun Air Jets, a company owned by our Executive Chairman. As approved by the independent members of the Board, the Company rents these aircraft on an hourly basis for general corporate needs. Total rental expense for these aircraft for the years ended December 31, 2022 and 2021 was approximately $0.4 million and $26,000, respectively.

THE COMPANY’S RELATIONSHIP WITH ITS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Principal Accountant Fees and Services

The following table summarizes the fees billed by our current registered public accounting firm, Moss Adams LLP (“Moss”), for professional services rendered during fiscal year 2022:

December 31, 2022
Annual Audit Fees(1)	$370,600
Audit-Related Fees(2)	$37,144
Tax Fees	$—
All Other Fees(3)	$16,662

Total Fees For Services(5)	$424,406

(1)

Annual audit fees for the audit of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 and the review of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)	Audit-Related Fees included fees associated with our Registration Statement on Form S-3, consent and initial comfort letter procedures.
(3)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval policies and procedures and the requirements of applicable law, all services to be provided by Moss are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether these services are consistent with the independent registered public accounting firm’s independence and whether these services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by Moss and determined that the provision of such services was compatible with maintaining the independence of Moss.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will be asked to vote on the election of seven (7) directors. Two (2) nominees are nominated as “Independent Directors” whom the holders of Class A common stock are entitled to elect, as a class, exclusive of all holders of Class B common stock, pursuant to the Amended and Restated Certificate of Incorporation, as amended. Richard A. Riddle, and Eric H. Halvorson have been nominated as the Independent Directors. The two (2) nominees for the Independent Director seats receiving the largest number of votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors will be elected the Independent Directors. The five (5) nominees for the remaining Board seats receiving the largest number of votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected directors. All directors elected at the Annual Meeting will be elected to a one (1) year term and will serve until the annual meeting of stockholders to be held in the year 2024 or until their respective successors have been duly elected and qualified.

Set forth below are the names of persons nominated by our Board of Directors for election as directors at the Annual Meeting:

Edward G. Atsinger III

Richard A. Riddle

Eric H. Halvorson

Heather W. Grizzle

Stuart W. Epperson, Jr.

Edward C. Atsinger

Jacki L. Pick

For a description of the nominees’ principal occupation and business experience during the last five (5) years and present directorships, please see the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors” above.

We have been advised by each nominee named in this Proxy Statement that he or she is willing to be named as such herein and is willing to serve as a Director if elected. However, if any of the nominees should be unable to serve as a Director, the enclosed proxy, if executed and returned, will be voted in favor of the remainder of those nominees not opposed by the stockholder on the proxy and may be voted for a substitute nominee selected by the Board of Directors.

Vote Required and Board of Directors’ Recommendation

With respect to the two (2) nominees for the Independent Director seats, the nominees receiving the largest number of votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors will be elected the Independent Directors, provided there is a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote. With respect to the five (5) nominees for the remaining Board seats, the nominees receiving largest number of votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected directors; provided there is a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote. All directors elected at the Annual Meeting will be elected to a one (1) year term and will serve until the annual meeting of stockholders to be held in the year 2024 or until their respective successors have been duly elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

MOSS ADAMS LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee1 has selected Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Moss Adams LLP has served as our independent auditor since May 2021. A representative of Moss Adams LLP is expected to attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Reasons for the Proposal

Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board of Directors is seeking ratification of the selection of Moss Adams LLP as a matter of further involving our stockholders in its corporate affairs. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Moss Adams LLP and will either continue to retain this firm or appoint new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that this change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Class A and Class B shares, voting as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve the proposal to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS APPOINTMENT.

[1]	Under Exchange Act Rule 10A-3, which is also reflected in the Audit Committee charter, the Audit Committee must select and retain the independent registered public accounting firm.

PROPOSAL 3

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in certain limited circumstances. In light of this amendment, we are proposing to amend the Company’s Amended and Restated Certificate of h apply to breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct, a knowing violation of the law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholder interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

The Board of Directors believes that there is a need for directors and officers to remain free of risk of financial ruin as the result of an unintentional misstep. Further, the Board notes that the proposed provision would not negatively impact stockholder’s rights. Therefore, taking into account the narrow class, and type of claims for which officers’ liability would be exculpated, and the benefits that the Board believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Amended and Restated Certificate of Incorporation as described herein.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED that the Company’s stockholders approve an amendment to the Article thereof numbered “EIGHTH”, amended and restated in its entirety as follows:

EIGHTH: No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

STOCKHOLDERS’ PROPOSALS FOR 2024 PROXY STATEMENT

Any of our stockholders wishing to have a proposal considered for inclusion in our proxy solicitation materials relating to our 2024 Annual Meeting of Stockholders must, in addition to other applicable requirements pursuant to Exchange Act Rule 14a-8, give notice of the proposal in writing to the Secretary at our principal executive offices and the notice must be received on or before December 5, 2023. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the SEC. Proposals must be submitted in accordance with our Bylaws and comply with SEC regulations promulgated pursuant to Rule 14a-8 of the Exchange Act.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal ninety (90) days before the date of the anniversary of last year’s annual meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

If a stockholder desires to have a proposal presented at our annual meeting of stockholders in 2024 and the proposal is not intended to be included in our related 2024 proxy solicitation materials, the stockholder must give us advance notice in accordance with our Bylaws. Pursuant to our Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the annual meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Secretary. To be timely, a stockholder’s written notice must be delivered to the Secretary at our principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. For any stockholder proposal, the notice must comply with Section 2.2 of Article II of our Bylaws (a copy of which is available upon request to the Secretary), which section requires that the notice contain a brief description of the proposal and the reasons for conducting the business at the annual meeting, the name and address, as they appear on our books, of the stockholder making the proposal, the number of shares of Class A common stock and Class B common stock beneficially owned by the stockholder and any material interest of the stockholder in such proposal.

In addition to complying with our Bylaws as described above, stockholders who intend to solicit proxies in support of a director nominee other than the Company’s nominees for consideration by the stockholders at our 2024 Annual Meeting must also comply with the additional requirements of the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act. Rule 14a-19 requires proponents to provide a timely notice to the Secretary (as described above), setting forth all of the information and disclosures required by Rule 14a-19. F

DELINQUENT SECTION 16(a) REPORTS

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, our officers and directors and persons who beneficially own more ten percent (10%) of our common stock are required to: (a) report with the SEC their initial ownership and change in ownership with respect to all of our equity securities; and (b) furnish us with copies of those reports. As a practical matter, we assist our officers and directors in preparing initial ownership reports and reporting ownership changes and we typically file these reports on their behalf.

Based solely on our review of such reports filed with the SEC during or with respect to the year ended December 31, 2022 and written representations from our officers and directors, we believe that our officers, directors and more than ten percent (10%) stockholders complied with all Section 16(a) filing requirements applicable to those reporting persons.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2022 including audited financial statements, is being made available to stockholders along with these proxy materials, but this Annual Report is not incorporated herein and is not deemed to be a part of this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC is available to stockholders via our website (http://salemmedia.com) or in printed form (without exhibits) without charge on written request to us. Exhibits to the Annual Report on Form 10-K may be obtained in printed form from us upon payment of our reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Christopher J. Henderson, Secretary, Salem Media Group, Inc., 6400 N. Belt Line Road, Irving, TX 75063.

By order of the Board of Directors,

CHRISTOPHER J. HENDERSON

Secretary

Irving, Texas

April 3, 2023

PLEASE VOTE YOUR SHARES ONLINE, BY TELEPHONE OR BY SIGNING, DATING AND

RETURNING THE ENCLOSED PROXY CARD TODAY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Christopher J. Henderson of Salem at (469) 586-0080

SALEM MEDIA GROUP, INC.

ATTN: LEGAL DEPARTMENT

6400 NORTH BELT LINE ROAD

IRVING, TX 75063

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SALM2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V01092-P86736	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote “FOR” the listed nominees.
1.	The election of the seven (7) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

	Nominees:	For	Withhold

	1a. Edward G. Atsinger III	☐	☐	The BOARD OF DIRECTORS recommends a vote “FOR” Proposals 2 and 3.		For	Against	Abstain

	1b. Richard A. Riddle+	☐	☐	2.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered accounting firm.	☐	☐	☐

	1c. Eric H. Halvorson+	☐	☐	3.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	☐	☐	☐
	1d. Heather W. Grizzle	☐	☐	NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.		☐	☐	☐
	1e. Stuart W. Epperson Jr.	☐	☐
	1f. Edward C. Atsinger	☐	☐	+The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Riddle and Halvorson.
	1g. Jacki L. Pick	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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V01093-P86736

SALEM MEDIA GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2023

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A common stock of Salem Media Group, Inc. (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held virtually at www.virtualshareholdermeeting.com/SALM2023, on Wednesday, May 17, 2023, at 11:30 a.m. CDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 3, 2023. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If no instructions are provided for Proposals 1, 2, and 3, the shares will not be voted for the respective proposals.

(Continued and to be signed and dated on the reverse side.)

SALEM MEDIA GROUP, INC.

ATTN: LEGAL DEPARTMENT

6400 NORTH BELT LINE ROAD

IRVING, TX 75063

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SALM2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V01094-P86736	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote “FOR” the listed nominees.
1.	The election of the five (5) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

	Nominees:	For	Withhold
	1a. Edward G. Atsinger III 1b. Heather W. Grizzle 1c. Stuart W. Epperson Jr. 1d. Edward C. Atsinger 1e. Jacki L. Pick	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐	The BOARD OF DIRECTORS recommends a vote “FOR” Proposals 2 and 3.		For	Against	Abstain
				2.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered accounting firm.	☐	☐	☐
				3.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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V01095-P86736

SALEM MEDIA GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2023

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B common stock of Salem Media Group, Inc. (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held virtually at www.virtualshareholdermeeting.com/SALM2023, on Wednesday, May 17, 2023, at 11:30 a.m. CDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 3, 2023. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If no instructions are provided for Proposals 1, 2 and 3, the shares will not be voted for the respective proposals.

(Continued and to be signed and dated on the reverse side.)